UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 30, 2016

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

In connection with the pending acquisition of Lexmark International, Inc., a Delaware corporation (the “Company”), by a consortium of investors led by Apex Technology Co., Ltd. and PAG Asia Capital (the “Consortium”), the parties filed a joint voluntary notice under Section 721 of the Defense Production Act of 1950, as amended (“DPA”), with the Committee on Foreign Investment in the United States (“CFIUS”) that was accepted on July 15, 2016.

CFIUS conducted a statutorily mandated 30 day review, and an additional 45 day investigation, of the transaction. During the review and investigation, the Company and the Consortium provided CFIUS extensive information relating to the transaction and their respective businesses and operations. Following the review and investigation, CFIUS found that there are no unresolved national security issues associated with the Consortium’s proposed acquisition of the Company.

The Company and the Consortium today announced that they have received clearance from CFIUS to proceed with the proposed transaction.

As a precondition to CFIUS clearance of the transaction, CFIUS required that the Company and the Consortium enter into a National Security Agreement with the Departments of Defense and Homeland Security.

The merger remains subject to approval from China’s State Administration of Foreign Exchange (SAFE) and other customary closing conditions.  The parties continue to expect the transaction to close in 2016.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this report and any exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.  All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements.  The Company may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain the requisite regulatory approvals or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the pending transaction and (4) the effect of the pending transaction on the ability of the Company to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements.  In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made.  The Company anticipates that subsequent events and developments may cause its views to change.  However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.  Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016 and June 30, 2016, which risk factors are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

Date: September 30, 2016	/s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary